UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                 August 28, 2006
                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


        000-50421                                       06-1672840
(Commission File Number)                       (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
              (Address of Principal Executive Offices and zip code)

                                 (409) 832-1696
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

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Item 1.01  Entry into a Material Definitive Agreement.

         Effective August 28, 2006, the Company entered a "First Amendment to Credit Agreement" with its existing lenders, with JPMorgan Chase Bank, National Association, as the Administrative Agent, Bank of America, N.A., as the Syndication Agent, and SunTrust Bank, as the Documentation Agent. The First Amendment increases the Company's restricted payment, which includes payments for repurchases of capital stock, capacity from $25 million to $50 million. There were no other modifications of the Credit Agreement.



Item 9.01  Financial Statements and Exhibits

Exhibit 10.1   First Amendment to Credit Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONN'S, INC.


Date:  August 31, 2006                By:    /s/ David L. Rogers
                                             -----------------------------------
                                             David L. Rogers
                                             Chief Financial Officer

                                  Exhibit 10.1


                       First Amendment to Credit Agreement
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